September 1, 2015

TOUCHSTONE VARIABLE SERIES TRUST

Touchstone High Yield Fund

Supplement to the Prospectus and Statement of Additional Information dated April 30, 2015

On August 20, 2015, Touchstone Advisors, Inc. (“Touchstone”) proposed, and the Board of Trustees of Touchstone Variable Series Trust (the “Trust”) approved, the reorganization of the Touchstone High Yield Fund into the Touchtone Active Bond Fund, another series of the Trust.

A special meeting of shareholders of the Touchstone High Yield Fund is expected to be held on or about November 20, 2015, at which shareholders will be asked to vote on the proposal to approve the reorganization of the Touchstone High Yield Fund into the Touchstone Active Bond Fund.  A proxy statement/prospectus will be provided in advance of the special meeting to shareholders of record of the Touchstone High Yield Fund as of September 30, 2015.

If the proposal is approved at the special meeting and the requisite conditions are satisfied, effective on or about December 4, 2015, or as soon as practicable thereafter, the Touchstone High Yield Fund will be reorganized into the Touchstone Active Bond Fund. Prior to the reorganization, shareholders of the Touchstone High Yield Fund may redeem their shares or exchange their shares for shares of another series of the Trust.

This supplement is not a solicitation of any proxy.

400 Broadway • Cincinnati, OH 45202

Phone: 800.669.2796 • TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*

*A registered broker-dealer and member FINRA and SIPC

A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF-1006-TVST-HY-S2-1509